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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 21, 2001
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                           Kana Communications, Inc.
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            (Exact name of registrant as specified in its charter)

         Delaware                        000-26287              77-0435679
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

            740 Bay Road, Redwood City, California                94063
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           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (650) 298-9282
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

          The Registrant's annual meeting of stockholders is now scheduled to be held on April 27, 2001 at 10:00 a.m., local time, at the offices of Brobeck, Phleger & Harrison LLP, at Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303. The record date for the meeting has been set as March 15, 2001.

          In order to be considered for inclusion in the Registrant's proxy statement and form of proxy for the 2001 annual meeting of stockholders, any proposal by a stockholder must be received by the Registrant at its principal office at 740 Bay Road, Redwood City, California 94063, Attn: Franklin P. Huang, Vice President and General Counsel on or before March 9, 2001. In addition, any proposal for consideration at the 2001 annual meeting submitted by a stockholder outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely unless it is received by the Registrant at the above address on or before March 9, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  KANA COMMUNICATIONS, INC.


Date:  February 21, 2001          By: /s/ James C. Wood
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                                  Name:  James C. Wood
                                  Title:  Chief Executive Officer, Chief
                                          Financial Officer
                                          and Chairman of the Board